gordmans

brands you expect. prices you don't.



September 26, 2019

Safe Harbor

Forward-Looking Statements

This presentation contains forward-looking statements. Such statements are intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words "anticipate," "estimate," "expect," "objective," "goal," "project," "intend," "plan," "believe," "will," "should," "may," "target," "forecast," "guidance," "outlook" and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company's objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy.

Forward-looking statements are based upon a number of assumptions and factors concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those discussed in forward-looking statements as a result of various factors. Such factors include, but are not limited to, the ability of the Company to maintain normal trade terms with vendors, the ability of the Company to comply with the covenant requirements contained in its revolving credit facility agreement, the demand for the Company's merchandise and other factors. The demand for merchandise and sales volume may be affected by significant changes in economic conditions, including an economic downturn, unemployment rates, consumer confidence, energy and gasoline prices and other factors influencing discretionary consumer spending. Other factors affecting the demand for merchandise and sales volume include unusual weather patterns, an increase in the level of competition, changes in fashion trends, changes in the average cost of merchandise, availability of merchandise on normal payment terms and the failure to achieve the expected results of the Company's merchandising, marketing and store operating plans. Additional assumptions, factors and risks concerning future conditions are discussed in the Risk Factors section of the Company's most recent Annual Report on Form 10-K as filed with the SEC ("Form 10-K"), and other factors discussed from time to time in the Company's other SEC filings.

Forward-looking statements are based upon management's then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company's business, financial condition, results of operations or liquidity. Most of these factors are difficult to predict and are generally beyond the Company's control.

This presentation should be considered in conjunction with the Form 10-K and the Company's other SEC filings. You should consider all such risks, uncertainties and other factors carefully in evaluating forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. This presentation was prepared as September 26, 2019, and the Company undertakes no obligation to publicly update forward-looking statements whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures. Please refer to the appendices for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor's understanding of the Company's financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for net income, cash flow from operations or other measures of performance as defined by GAAP. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Gordmans - brands you expect. prices you don't.

Our mission - to deliver off-price values on great brands to small markets







spree
without
the **splurge**



The Off-Price Industry


bright

- Brand name merchandise for shoppers who prioritize value
- Newness and variety drive frequent customer visits
- In-store treasure hunt experience is difficult to replicate online
- Business model creates buffer against economic downturns
- Increasing share of consumer wallet through new stores and comparable sales growth

Our Future Is Off-Price

2017	2018	2019*	2020*
Stage Stores enters off-price segment with strategic Gordmans acquisition	Company converts 9 department stores to Gordmans off-price	Off-price strategy is expanded, with 89 additional department stores converting to off-price	Total company will be converted to Gordmans off-price by Q3 2020
Off-Price % SSI Sales: 14%	Off-Price % SSI Sales: 18%	Off-Price % SSI Sales: 20% - 25%	Off-Price % SSI Sales: 90%+
Off-Price Store Count: 58	Off-Price Store Count: 68	Off-Price Store Count: 158	Off-Price Store Count: 700

*projected

Gordmans Off-Price Differentiators

- Small market focus
- Great brand name merchandise
- Emphasis on home, home décor, and gifts
- Fun, friendly, quirky store experience
- Best-in-class loyalty and private label credit card program



bedding
plus



FALL



style circle
REWARDS
STAGE
BEALLS
PALAIS ROYAL
Peebles
GOODY'S
Gordmans

Merchandise Mix

A scarcity driven, treasure hunt experience with an emphasis on great brands and home décor



Children's 13%
Footwear 6%
Men's 14%
Home 28%
Women's 27%
Beauty 4%
Accessories 8%
Apparel
Non-Apparel

Gordmans 2018



FALL

Store Footprint

Small market focus in 40 states, concentrated in south and south central regions



Distribution Center
Support Center

Core Markets

- 86% of our stores are in markets with population less than 150,000 people
    - 61% are in markets with less than 50,000 people
- 81% of our stores are less than 25,000 square feet
- 72% of our stores are in low off-price competition markets



Small Markets
Core Markets
Store size <25k sq. ft.
Low Off-Price Competition

Our Guests

Primary:

- Women ages 35-55
  - Median age – 41
- Median income – $57k

Secondary:

- Women ages 28-34
- Men ages 35-55



A Sustained Growth Opportunity

Sales

- Stores converted to off-price deliver higher sales, lower inventory, and faster turn
- LSD comparable sales in 2020 and beyond, in line with off-price industry trends
- New store growth in 2021 and beyond will focus on smaller markets

Gross Margin

- Gordmans off-price merchandise margin rate comparable to historical Stage department store rate
- Increasing supply chain costs associated with conversion to off-price will be mitigated by streamlined single concept operations, high ROI capital investments, and exploration of 3PL and other off-price industry best practices

SG&A

Significant SG&A rate benefit will be driven by:

- Reduced advertising spend driven by lower cost/higher touch digital and social marketing
- Lower store payroll in streamlined off-price model
- Leverage on comparable sales growth

Leveraging our Off-Price Expertise

Buying and Sourcing

- Seasoned off-price buying team that includes external hires with industry experience, will focus on single-concept Gordmans model
- Scope and scale of 700 store Gordmans off-price chain ensures merchandise availability is more than sufficient
  - Large enough to purchase full lots and partner with vendors on up-front buys
  - Small enough to opportunistically purchase smaller close-outs
  - Have leveraged prior Stage department store relationships to offer expanded assortment

2020 Conversions

- Experience converting ~100 department stores to off-price in 2018 and 2019 facilitates accelerated 2020 conversion timeline:
  - "Dark period" prior to Gordmans grand opening reduced to less than 10 days
  - CAPEX to convert reduced to $40k per store

Guidance

2019 Sales
- Net sales between $1,555 million and $1,585 million
- Comparable sales between +1% and +3%

2019 Earnings
- Adjusted EBITDA between $20 million and $25 million
- Net loss between $65 million and $60 million
- Loss per share between $2.25 and $2.10
- Positive cash flow

2019 Capital and Store Count
- Capital expenditures of $30 million
- Convert 89 stores to off-price
- Open 1 new off-price store
- Close between 55 and 60 department stores

2020 Capital and Store Count
- ~700 Gordmans off-price stores at year end
- Capital expenditures of $30 million
- Close approximately 40 stores



Stage Stores, Inc.
Reconciliation of Non-GAAP Financial Measures

(Unaudited)

As of August 22, 2018

	2019 Guidance	
($ in millions)	Low	High
Net (loss) (GAAP)	$(65)	$(60)
Interest expense	16	16
Income tax	1	1
Depreciation and amortization	58	58
EBITDA (non-GAAP)	$10	$15
Impairments, severance, pre-opening and store closing services	10	10
Adjusted EBITDA (non-GAAP)	$20	$25